As filed with the Securities and Exchange Commission on October 26, 2009.
Registration No. 333-162344
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
To
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

SYMETRA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6311	20-0978027
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

777 108th Avenue NE, Suite 1200
Bellevue, WA 98004
(425) 256-8000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Randall H. Talbot
President and Chief Executive Officer
Symetra Financial Corporation
777 108th Avenue NE, Suite 1200
Bellevue, WA 98004
(425) 256-8000
(Name and address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

William J. Whelan III, Esq. Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, NY 10019 (212) 474-1000	George C. Pagos, Esq. Senior Vice President, General Counsel and Secretary Symetra Financial Corporation 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004 (425) 256-8000	Gary I. Horowitz, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 (212) 455-2000

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

	Proposed Maximum	Amount of
Title of Each Class of	Aggregate	Registration
Securities to be Registered	Offering Price(1)(2)	Fee(3)
Common Stock, $0.01 par value per share	$575,000,000.00	$32,085.00

(1)	Includes shares issuable upon exercise of the underwriters’ over-allotment options. See “Underwriting.”
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to rule 457(o) under the Securities Act of 1933, as amended.

(3)	The registration fee has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The sole purpose of this amendment is to amend certain exhibits to the registration statement as indicated in the Exhibit Index of the registration statement. No change is made to the preliminary prospectus constituting Part I of the registration statement or Items 13, 14, 15, 16(b) or 17 of Part II of the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note and Item 16(a) of Part II, the signatures and the Exhibit Index of the registration statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement*
2.1	Stock Purchase Agreement by and among Safeco Corporation, General America Corporation, White Mountains Insurance Group, Ltd. and Occum Acquisition Corp., dated as of March 15, 2004**
3.1	Amended and Restated Certificate of Incorporation of Symetra Financial Corporation**
3.2	Form of Bylaws of Symetra Financial Corporation**
4.1	Specimen Common Stock Certificate*
4.2	Fiscal Agency Agreement between Symetra Financial Corporation and U.S. Bank dated March 30, 2006**
4.3	Warrant Certificate — General Reinsurance Corporation, dated October 26, 2007**
4.4	Warrant Certificate — White Mountains Re (NL) B.V., dated July 24, 2008**
4.5	Credit Agreement among Symetra Financial Corporation, the lenders and Bank of America, N.A., as administrative agent, dated August 16, 2007**
4.6	Purchase Agreement between Symetra Financial Corporation and the purchasers listed therein, dated October 4, 2007**
4.7	Indenture between Symetra Financial Corporation and U.S. Bank National Association, as trustee, dated October 10, 2007**
5.1	Opinion of Cravath, Swaine & Moore LLP*
9.1	Shareholders’ Agreement among Occum Acquisition Corp. and the persons listed on the signature page thereto, dated as of March 8, 2004**
9.2	Shareholders’ Agreement among Occum Acquisition Corp. and the persons listed on the signature page thereto, dated as of March 19, 2004**
9.3	Shareholders’ Agreement among Occum Acquisition Corp. and the persons listed on the signature page thereto, dated as of April 16, 2004**
10.1	Master Services Agreement between Affiliated Computer Services, Inc. and Symetra Life Insurance Company, dated August 1, 2009†
10.2	Coinsurance Reinsurance Agreement dated as of January 1, 1998 (“RGA Agreement”) between Safeco Life Insurance Company and RGA Reinsurance Company (including Amendment the RGA Agreement dated as of January 1, 2000, Amendment to the RGA Agreement dated as of June 19, 2002, Amendment to the RGA Agreement dated as of September 23, 2002 and Addendum to the RGA Agreement dated as of August 12, 2003)†
10.3	Group Short Term Disability Reinsurance Agreement dated as of January 1, 1999 (“Short Term Agreement”) between Safeco Life Insurance Company and Reliance Standard Life Insurance Company, doing business as Custom Disability Solutions, successor to Duncanson & Holt Services, Inc. (including Amendment No. 1 to the Short Term Agreement dated as of July 1, 2006 and Amendment No. 2 to the Short Term Agreement Dated as of December 8, 2006)*
10.4	Group Long Term Disability Reinsurance Agreement dated as of January 1, 1999 (“Long Term Agreement”) between Safeco Life Insurance Company and Reliance Standard Life Insurance Company, doing business as Custom Disability Solutions, successor to Duncanson & Holt Services, Inc. (including Amendment No. 1 to the Long Term Agreement dated as of January 1, 2000, Amendment to the Long Term Agreement dated as of January 1, 2006, Amendment No. 3 to the Long Term Agreement dated as of July 1, 2006, Amendment No. 4 to the Long Term Agreement dated as of December 8, 2006 and Amendment No. 5 to the Long Term Agreement dated as of September 1, 2008)*

Exhibit
Number	Description

10.5	Coinsurance Agreement dated as of August 24, 2001 between Safeco Life Insurance Company and The Lincoln National Life Insurance Company†
10.6	Coinsurance Funds Withheld Reinsurance Agreement dated as of December 1, 2001 between Safeco Life Insurance Company and Transamerica Insurance Company†
10.7	Investment Management Agreement between White Mountains Advisors LLC and Occum Acquisition Corp., dated as of March 14, 2004 (including Amendment to Investment Management Agreement dated as of September 30, 2004, Amendment No. 2 to the Investment Management Agreement dated as of August 1, 2005, Amendment No. 3 to the Investment Management Agreement dated as of October 1, 2005 and Amendment No. 4 to the Investment Management Agreement dated as of March 9, 2007)**
10.8	Agency Agreement dated as of March 10, 2006 among Symetra Life Insurance Company, WM Financial Services, Inc. and WMFS Insurance Services, Inc. (including Addendum to the Agency Agreement dated as of February 22, 2007, Amendment to the Agency Agreement dated as of March 26, 2007, Amendment to the Agency Agreement dated as of July 17, 2007, Amendment to the Agency Agreement dated as of December 18, 2007, Amendment to the Agency Agreement dated as of September 15, 2008, Amendment to the Agency Agreement dated as of September 23, 2008, Addendum to the Agency Agreement dated as of September 23, 2008, Assignment of Agency Agreement between Symetra Life Insurance Company and WaMu Investments, Inc. (formerly WM Financial Services, Inc.) dated as of May 2, 2009 among Symetra Life Insurance Company, WaMu Investments, Inc. (formerly WM Financial Services, Inc.), WMFS Insurance Services, Inc. and Chase Insurance Agency, Inc. and Amendment to the Agency Agreement dated as of May 2, 2009)†
10.9	Agency Agreement dated as of September 26, 2006 among Symetra Life Insurance Company and Chase Insurance Agency, Inc. (including Addendum to the Agency Agreement dated as of May 15, 2007 and Addendum to the Agency Agreement dated as of March 21, 2008)†
10.10	Symetra Financial Corporation Performance Share Plan 2006-2008**
10.11	Symetra Financial Corporation Performance Share Plan 2007-2009**
10.12	Symetra Financial Corporation Performance Share Plan 2008-2010**
10.13	Symetra Financial Corporation Performance Share Plan 2009-2011**
10.14	Annual Incentive Bonus Plan**
10.15	2008 Sales Incentive Plan for Pat McCormick†
10.16	Symetra Financial Corporation Equity Plan**
10.17	Symetra Financial Corporation Employee Stock Purchase Plan**
10.18	2009 Sales Incentive Plan for Pat McCormick†
21.1	Subsidiaries of Symetra Financial Corporation*
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm**
23.2	Consent of Cravath, Swaine & Moore LLP (included in the opinion filed as Exhibit 5.1)*
24.1	Power of Attorney (included in signature page to the Registration Statement filed October 5, 2009)**

*	To be filed by amendment.

**	Previously filed.

†	An application for confidential treatment of selected portions of this agreement has been filed with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bellevue, State of Washington, on October 26, 2009.

SYMETRA FINANCIAL CORPORATION

By:	/s/ George C. Pagos
Name:     George C. Pagos

Title:	Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated as of October 26, 2009.

Signature	Title

*	Randall H. Talbot President, Chief Executive Officer and Director (Principal Executive Officer)

*	Margaret A. Meister Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

*	David T. Foy (Director)

*	Lois W. Grady (Director)

*	Sander M. Levy (Director)

*	Robert R. Lusardi (Director)

*	David I. Schamis (Director)

*	Lowndes A. Smith (Director)

*By: /s/ George C. Pagos	George C. Pagos (Attorney-in-Fact)

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement*
2.1	Stock Purchase Agreement by and among Safeco Corporation, General America Corporation, White Mountains Insurance Group, Ltd. and Occum Acquisition Corp., dated as of March 15, 2004**
3.1	Amended and Restated Certificate of Incorporation of Symetra Financial Corporation**
3.2	Form of Bylaws of Symetra Financial Corporation**
4.1	Specimen Common Stock Certificate*
4.2	Fiscal Agency Agreement between Symetra Financial Corporation and U.S. Bank dated March 30, 2006**
4.3	Warrant Certificate — General Reinsurance Corporation, dated October 26, 2007**
4.4	Warrant Certificate — White Mountains Re (NL) B.V., dated July 24, 2008**
4.5	Credit Agreement among Symetra Financial Corporation, the lenders and Bank of America, N.A., as administrative agent, dated August 16, 2007**
4.6	Purchase Agreement between Symetra Financial Corporation and the purchasers listed therein, dated October 4, 2007**
4.7	Indenture between Symetra Financial Corporation and U.S. Bank National Association, as trustee, dated October 10, 2007**
5.1	Opinion of Cravath, Swaine & Moore LLP*
9.1	Shareholders’ Agreement among Occum Acquisition Corp. and the persons listed on the signature page thereto, dated as of March 8, 2004**
9.2	Shareholders’ Agreement among Occum Acquisition Corp. and the persons listed on the signature page thereto, dated as of March 19, 2004**
9.3	Shareholders’ Agreement among Occum Acquisition Corp. and the persons listed on the signature page thereto, dated as of April 16, 2004**
10.1	Master Services Agreement between Affiliated Computer Services, Inc. and Symetra Life Insurance Company, dated August 1, 2009†
10.2	Coinsurance Reinsurance Agreement dated as of January 1, 1998 (“RGA Agreement”) between Safeco Life Insurance Company and RGA Reinsurance Company (including Amendment the RGA Agreement dated as of January 1, 2000, Amendment to the RGA Agreement dated as of June 19, 2002, Amendment to the RGA Agreement dated as of September 23, 2002 and Addendum to the RGA Agreement dated as of August 12, 2003)†
10.3	Group Short Term Disability Reinsurance Agreement dated as of January 1, 1999 (“Short Term Agreement”) between Safeco Life Insurance Company and Reliance Standard Life Insurance Company, doing business as Custom Disability Solutions, successor to Duncanson & Holt Services, Inc. (including Amendment No. 1 to the Short Term Agreement dated as of July 1, 2006 and Amendment No. 2 to the Short Term Agreement dated as of December 8, 2006)*
10.4	Group Long Term Disability Reinsurance Agreement dated as of January 1, 1999 (“Long Term Agreement”) between Safeco Life Insurance Company and Reliance Standard Life Insurance Company, doing business as Custom Disability Solutions, successor to Duncanson & Holt Services, Inc. (including Amendment No. 1 to the Long Term Agreement dated as of January 1, 2000, Amendment to the Long Term Agreement dated as of January 1, 2006, Amendment No. 3 to the Long Term Agreement dated as of July 1, 2006, Amendment No. 4 to the Long Term Agreement dated as of December 8, 2006 and Amendment No. 5 to the Long Term Agreement dated as of September 1, 2008)*
10.5	Coinsurance Agreement dated as of August 24, 2001 between Safeco Life Insurance Company and The Lincoln National Life Insurance Company†
10.6	Coinsurance Funds Withheld Reinsurance Agreement dated as of December 1, 2001 between Safeco Life Insurance Company and Transamerica Insurance Company†

Exhibit
Number	Description

10.7	Investment Management Agreement between White Mountains Advisors LLC and Occum Acquisition Corp., dated as of March 14, 2004 (including Amendment to Investment Management Agreement dated as of September 30, 2004, Amendment No. 2 to the Investment Management Agreement dated as of August 1, 2005, Amendment No. 3 to the Investment Management Agreement dated as of October 1, 2005 and Amendment No. 4 to the Investment Management Agreement dated as of March 9, 2007)**
10.8	Agency Agreement dated as of March 10, 2006 among Symetra Life Insurance Company, WM Financial Services, Inc. and WMFS Insurance Services, Inc. (including Addendum to the Agency Agreement dated as of February 22, 2007, Amendment to the Agency Agreement dated as of March 26, 2007, Amendment to the Agency Agreement dated as of July 17, 2007, Amendment to the Agency Agreement dated as of December 18, 2007, Amendment to the Agency Agreement dated as of September 15, 2008, Amendment to the Agency Agreement dated as of September 23, 2008, Addendum to the Agency Agreement dated as of September 23, 2008, Assignment of Agency Agreement between Symetra Life Insurance Company and WaMu Investments, Inc. (formerly WM Financial Services, Inc.) dated as of May 2, 2009 among Symetra Life Insurance Company, WaMu Investments, Inc. (formerly WM Financial Services, Inc.), WMFS Insurance Services, Inc. and Chase Insurance Agency, Inc. and Amendment to the Agency Agreement dated as of May 2, 2009)†
10.9	Agency Agreement dated as of September 26, 2006 among Symetra Life Insurance Company and Chase Insurance Agency, Inc. (including Addendum to the Agency Agreement dated as of May 15, 2007 and Addendum to the Agency Agreement dated as of March 21, 2008)†
10.10	Symetra Financial Corporation Performance Share Plan 2006-2008**
10.11	Symetra Financial Corporation Performance Share Plan 2007-2009**
10.12	Symetra Financial Corporation Performance Share Plan 2008-2010**
10.13	Symetra Financial Corporation Performance Share Plan 2009-2011**
10.14	Annual Incentive Bonus Plan**
10.15	2008 Sales Incentive Plan for Pat McCormick†
10.16	Symetra Financial Corporation Equity Plan**
10.17	Symetra Financial Corporation Employee Stock Purchase Plan**
10.18	2009 Sales Incentive Plan for Pat McCormick†
21.1	Subsidiaries of Symetra Financial Corporation*
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm**
23.2	Consent of Cravath, Swaine & Moore LLP (included in the opinion filed as Exhibit 5.1)*
24.1	Power of Attorney (included in signature page to the Registration Statement filed October 5, 2009)**

*	To be filed by amendment.

**	Previously filed.

†	An application for confidential treatment of selected portions of this agreement has been filed with the Commission.